Reporting Entity	12 Months Ended
Mar. 31, 2019
Text block [abstract]
Reporting Entity
1.	Reporting Entity

Nippon Steel Corporation (hereinafter referred to as the “Company” or “NSC”) is a corporation domiciled in Japan. The consolidated financial statements are composed of the Company and its consolidated subsidiaries. The principal businesses of the Company and its subsidiaries (collectively hereinafter referred to as the “Group”) consist of steelmaking and steel fabrication business, engineering and construction business, chemicals & materials business, and system solutions business. The details are described in Note 7 “Segment Information”.

On April 1, 2019, Nippon Steel & Sumitomo Metal Corporation changed its corporate name to Nippon Steel Corporation.